UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 31, 2009

INCOMING, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-152012
(State or other jurisdiction of incorporation)	(Commission File No.)

1635 N. Cahuenga
Los Angeles, CA 90028
(Address of principal executive offices and Zip Code)

(323) 460-6161
(Registrant’s telephone number, including area code)

8300 N. Hayden Road, Suite 207
Scottsdale, AZ 85258
(Former name or former adress, if changed since last report)

Copy of Communication to:
Befumo & Schaeffer, PLLC
2020 Pennsylvania Ave., NW # 840
Washington, DC 20006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On July 31, 2009, Yury Nesterov, a shareholder and affiliate of Incoming, Inc. (the "Registrant"), consummated one Affiliate Stock Purchase Agreement with Aaron West. Pursuant to the Affiliate Agreement, which is attached to this Form 8-K Current Report as Exhibit 10.1, Aaron West acquired from Yury Nesterov a total 3,000,000 restricted shares of common stock of the Registrant for a total price of Twenty Thousand Dollars ($20,000).

Also on July 31, 2009, Elena Djafarova, a major shareholder and affiliate of the Registrant, consummated one Affiliate Stock  Purchase Agreement with Elaina Watley.  Pursuant to the Affiliate Agreement, which is attached to this Form 8-K Current Report as Exhibit 10.2, Elaina Watley acquired from Ms. Djafarova a total of 1,500,000  restricted shares of common stock of the Registrant for a total price of Ten Thousand Dollars ($10,000).

As a result, under the terms and conditions of the Affiliate Stock Purchase Agreements, West and Watley acquired from Nesterov and Djafarova a total of 4,500,000 shares of common stock of the Registrant representing approximately 52.5% of the total issued and outstanding shares of the Registrant.

Item 3.02         Unregistered Sale of Securities

As described in Item 1.01, on July 31, 2009, West and Watley acquired from Nesterov and Djafarova a total of 4,500,000 shares of common stock of the Registrant, representing approximately 52.5% of the total issued and outstanding shares of the Registrant for a total price of Thirty Thousand Dollars ($30,000.00).

Item 5.01         Changes in Control of Registrant

As described in Item1.01, on July 31, 2009, West and Watley acquired from Nesterov and Djafarova a total of 4,500,000 shares of common stock of the Registrant (the sale of common stock to West and Watley hereinafter referred to as the “Transaction”), representing approximately 52.5% of the total issued and outstanding shares of the Registrant resulting in a change in control of the Registrant on July 31, 2009.

Each share of common stock acquired by West and Watley is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the Registrant’s Board of Directors  may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

Immediately prior to the closing of the Transaction, Yury Nesterov served as the Registrant’s President, Chief Executive Officer, Principal Executive Officer and Director of the Company and Elena Djafarova served as the Registrant’s Chief Financial Officer, Secretary, Treasurer, Principal Accounting Officer and Director.  Immediately following the closing of the Transaction, Elaina Watley was appointed by the Board of Directors as Registrant’s President to serve until her successors shall be elected and qualified until the earlier of  death, resignation or removal in the manner provided for in the Company’s by-laws, and Aaron West was appointed by the Board of Directors as Director to serve until his successors shall be elected and qualified until the earlier of death, resignation or removal in the manner provided for in the Company’s by-laws.  Following the appointment of Aaron West and Elaina Watley, Yury Nesterov and Elena Djafarova tendered their resignations from all positions as officer and director of the Company.

The Registrant was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)) immediately before the Transaction. Accordingly, pursuant to the requirements of Item 5.01(a)(8), set forth below is the information that would be required if the Registrant was filing a general form for registration of securities on Form 10-SB (17 CFR 249.210b) under the Exchange Act, reflecting the Registrant's common stock, which is the only class of its securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of the Exchange Act upon consummation of the change in control, with such information reflecting the Registrant and its securities upon consummation of the Transaction.

Pursuant to Item 5.01(a)(8), the information contained in Items 1, 1A,  2, 3 and 4 of Part I; Items 5, 7, 9 and 9A of Part II; Items 10, 11, 13 and 14 of part III;  and Item 15 of Part IV of the Registrant's Annual Report on Form 10-K for the fiscal year ended November 30, 2008; and

Items 1, 2, 3 and 4 of Part I; and Items 1, 1A, 2, 3, 4 and 6 of Part II of Registrant's Quarterly Report on Form 10-Q for the period ended May 31, 2009 are hereby incorporated by reference into this Current Report on Form 8-K under Item 5.01 hereof.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of May 31, 2009 prior to the Transaction, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

Name of Beneficial Owner	Amount of Direct Ownership	Position	Percent of Class

Yury Nesterov	3,000,000	President, CEO, Director	35.00%

Elena Djafarova	1,500,000	Secretary, CFO, Treasurer and Director	17.50%

All Directors/ Officers	4,500,000	---------------	52.50%

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.

(2) Based on 8,570,000 shares of Common Stock issued and Outstanding.

Directors, Executive Officers, Promoters and Control Persons

Our directors serve until his or her successor is elected and qualified. Each of our officers is elected by the board of directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office. The board of directors has no nominating, auditing or compensation committees.

The name and position of our officers and directors prior to the consummation of the Transaction are set forth below:

Name	Position Held

Yury Nesterov	President, CEO
Elena Djafarova	Secretary, CFO, Treasurer, and Director

Directors serve until our next annual meeting of the stockholders or unless they resign earlier. The board of directors elects officers and their terms of office are at the discretion of the board of directors.

Background of Officers and Directors

Since December 22, 2006, Mr. Nesterov has been our President, Chief Executive Officer, and a director of the Company.  In the past he worked as a manager at a shoe manufacturing company in Toronto.  In the past five years, Mr. Nesterov held various contract positions with private companies in North America and Russia.  Mr. Nesterov is not an officer or director of any other reporting company.

Elena Djafarova holds a position as a merchandiser at Avangard-Moda closthing store in Moscow, Russia.  In the past, Ms. Djafarova owned and operated a clothing boutique store in Kishinev, Moldova.

During the past five years, Mr. Nesterov and Ms. Djafarova have not been the subject of the following events:

1. Any bankruptcy petition filed by or against any business of which Yury Nesterov or Elena Djafarova was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

3. An order, judgment, or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Yury Nesterov or Elena Djafarova’s  involvement in any type of business, securities or banking activities.

4. Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Executive Compensation

The following table sets forth the compensation paid by us for the last two fiscal years ending November 30, 2008 for our officers and previously resigned officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.  The compensation discussed addresses all compensation awarded to, earned by, or paid or named executive officers.

Executive Officer Compensation Table
						Non-	Nonqualified
						Equity	Deferred	All
Name						Incentive	Compensa-	Other
and				Stock	Option	Plan	tion	Compen-
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	sation	Total
Position	Year	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Yury Nesterov	2008	0	0	0	0	0	0	0	0
President, CEO	2007	0	0	0	0	0	0	0	0
	2006	0	0	0	0	0	0	0	0

Elaina Djafarova	2008	0	0	0	0	0	0	0	0
Secretary, CFO, Treasurer	2007	0	0	0	0	0	0	0	0
	2006	0	0	0	0	0	0	0	0

We did not pay any salaries in fiscal year 2009.  We do not anticipate paying salaries in the near future.

Compensation of Directors

The sole member of our board of directors is not compensated for his services as sole director. The board has not implemented a plan to award options to any directors. There are no contractual arrangements with any member of the board of directors. We have no director's service contracts.

Director’s Compensation Table
Fees
	Earned				Nonqualified
	or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Yury Nesterov	0	0	0	0	0	0	0
Elaina Djafarova	0	0	0	0	0	0	0

Option/SAR Grants

There are no stock option, retirement, pension, or profit sharing plans for the benefit of our officers and directors.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans.

Certain Relationships and Related Transactions

There have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

Indemnification

We may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest.  We may advance expenses incurred in defending a proceeding.  To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

Item 5.02         Departure of Directors or Certain Officers; Election fo Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Elaina Watley as Officer

On July 31, 2009 Elaina Watley was nominated and elected by the Board of Directors as Registrant’s President to serve until her successors shall be elected and qualified until the earlier of death, resignation or removal in the manner provided for in the Company’s by-laws.

Elaina Watley graduated from FIU with a bachelors degree in international relations. She started her career in finance working at Ameriprise for 4 years until her love for sports pushed her to start her own financial planning business to help newly signed players manage their money. A few years later Ms. Watley moved to California to work for Creative Artists Agency in the entertainment marketing division where she helped to develop campaigns for Gap, Starbucks, Harley Davidson, and more.

Appointment of Aaron West to the Board of Directors

On July 31, 2009, Aaron West was appointed as a member of the Board of Directors of the Company to serve until his successors shall be elected and qualified on the earlier of death, resignation or removal in the manner provided for in the Company’s by-laws.

Aaron West holds a bachelors degree in marketing from Lehigh University.  Mr. West has served as business manager for NFL player Dwight Freeney since his signing to the Colts as the highest paid defensive player in 2002.  Mr. West assembled and leads a team of financial advisors, agents, and lawyers to handle Dwight's personal and business matters. West has secured real estate acquisitions in Beverly Hills and Miami in addition to business ventures with Starbucks and Rolling Stone.

Neither Ms. Elaina Watley nor Mr. Aaron West have been involved in any of the following proceedings during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

There are no employment agreements between the Registrant and Elaina Watley or Aaron West.

Departure of Yury Nesterov as the President, Principal Executive Officer, Chief Executive Officer and Director

Immediately following the closing of the Transaction on July 31, 2009, Yury Nesterov resigned as Registrant’s President, Principal Executive Officer, Chief Executive Officer and Director and Elena Djafarova resigned as Registrant’s Chief Financial Officer, Secretary, Treasurer, Principal Accounting Officer and Director.

Departure of Elena Djafarova as the Chief Financial Officer, Secretary, Treasurer, Principal Accounting Officer and Director

Immediately following the closing of the Transaction on July 31, 2009, Elena Djafarova resigned as Registrant’s Chief Financial Officer, Secretary, Treasurer, Principal Accounting Officer and Director

Item 8.01         Other Events

Change of Principal Place of Business

Effective July 31, 2009, the address of our principal place of business is:

1635 N. Cahuenga, Los Angeles, CA 90028

Telephone number of the new principal place of business: (323) 460-6161

Item 9.01         Financial Statements and Exhibits

EX-10.1         Affiliate Agreement between Yury Nesterov and Aaron West

EX-10.2         Affiliate Agreement between Elena Djafarova and Elaina Watley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2009	INCOMING, INC.

	By:	/s/ Elaina Watley /s/
	Name:	Elaina Watley
	Title:	President